Financial liabilities designated at fair value	12 Months Ended
Dec. 31, 2022
Designated financial liabilities at fair value through profit or loss [abstract]
Financial liabilities designated at fair value	Financial liabilities designated at fair value
Accounting for liabilities designated at fair value through profit and loss
In accordance with IFRS 9, financial liabilities may be designated at fair value, with gains and losses taken to the income statement within net trading income (Note 5) and net investment income (Note 6). Movements in own credit are reported through other comprehensive income, unless the effects of changes in the liability's credit risk would create or enlarge an accounting mismatch in P&L. In these scenarios, all gains and losses on that liability (including the effects of changes in the credit risk of the liability) are presented in P&L. On derecognition of the financial liability no amount relating to own credit risk is recycled to the income statement. The Group has the ability to make the fair value designation when holding the instruments at fair value reduces an accounting mismatch (caused by an offsetting liability or asset being held at fair value), or is managed by the Group on the basis of its fair value, or includes terms that have substantive derivative characteristics (Note 14).
The details on how the fair value amounts are arrived at for financial liabilities designated at fair value are described in Note 17.

	2022		2021
	Fair value	Contractual amount due on maturity	Fair value	Contractual amount due on maturity
	£m	£m	£m	£m
Debt securities	57,846	73,757	53,647	61,946
Deposits	41,037	42,455	29,246	29,673
Repurchase agreements and other similar secured borrowing	172,746	173,511	168,060	168,129
Other financial liabilities	8	8	7	7
Financial liabilities designated at fair value	271,637	289,731	250,960	259,755
The cumulative own credit net gain recognised is £674m (2021: £960m loss).